UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2009

CHINA ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52409	98-0522950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 57 Xinhua East Street Hohhot, Inner Mongolia, People’s Republic of China
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-0471-466-8870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in Registrant’s Certifying Accountants

The Company dismissed its principal independent accountant, Robert G. Jeffrey, Certified Public Accountants (“Jeffrey & Co.”) from its engagement with the Company in the second quarter of 2009.  Jeffrey & Co. was engaged by the Company in 2004. The members of the Board of Directors approved the Company’s decision to dismiss Jeffrey & Co. as the Company’s principal independent accountant and approved sending written notification to Jeffrey & Co. dated as of May 21, 2009.

There were no disagreements between the Company and Jeffrey & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of Jeffrey & Co.’s engagement up to the date of dismissal which disagreements that, if not resolved to Jeffrey & Co.’s satisfaction, would have caused Jeffrey to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.  None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended November 20, 2007 and 2008 and subsequently up to the date of dismissal.  The audit report of Jeffrey & Co. on the financial statements of the Company as of November 30, 2008 did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles.  The Company expects that a letter from Jeffrey & Co. addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Jeffrey in this Quarterly Report on Form 10-Q will be furnished separately within ten business days of the filing of this Current Report on Form 10-Q.

The Company has provided Jeffrey & Co. with a copy of the above disclosures, and has requested that Jeffrey & Co. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above.  A copy of the letter from Jeffrey & Co. will be filed by amendment to this Current Report on Form 8-K once a copy of the letter is provided to the Company.

On May 21, 2009, the Company engaged Wei, Wei & Co., LLP (“Wei & Co.”) to serve as its independent auditor.  The decision to engage Wei & Co. as the Company’s principal independent accountant was approved by the members of the Board of Directors of the Company.  During the two fiscal years of the Company ended November 30, 2007 and 2008, and through the date of the Wei & Co.’s engagement, the Company did not consult Wei & Co. regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits:

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2009	CHINA ENERGY CORPORATION

	By:	/s/ Wen Xiang Ding
Name: WenXiang Ding
Title: President, Chief Executive Officer

EXHIBIT INDEX

None